EXHIBIT 99.1

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., ACA., LL.B., CPA(Practising)

The board of directors and shareholders of
Hulunbeier Huahui Department Store Co., Ltd. (“the Company”)

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheets of the Company as of December 31, 2007 and 2006 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong	Albert Wong & Co.
June 8, 2009	Certified Public Accountants

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

BALANCE SHEETS
AS AT DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	Note	2007	2006
ASSETS
Current assets
Cash and cash equivalents		$485,545	$363,423
Trade receivables		31,584	4,869
Other receivables	4	65,902	36,995
Advances to suppliers		191	-
Inventories	5	154,766	144,839

Total current assets		$737,988	$550,126
Property, plant and equipment, net	6	253,361	291,765
TOTAL ASSETS		$991,349	$841,891

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	7	$359,485	$258,514
Other payables		2,699	-
Salaries payable		5,604	5,001
Other PRC taxes payable		19,821	5,178
Total current liabilities		$387,609	$268,693
TOTAL LIABILITIES		$387,609	$268,693

Commitments and contingencies	10	$-	$-

STOCKHOLDERS’ EQUITY
Registered capital	8	$631,991	$631,991
Accumulated losses		(74,512)	(65,957)
Accumulated other comprehensive income		46,261	7,164
		$603,740	$573,198
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$991,349	$841,891

See accompanying notes to the financial statements

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (LOSSES)
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	Note	2007	2006
Net revenues
Direct sales		$6,097,723	$717,769
Other operating income		-	2,508

	11	$6,097,723	$720,277
Cost of inventories sold		(5,323,581)	(650,683)

Gross profit		$774,142	$69,594

Selling expenses		(665,005)	(125,137)
General and administrative expenses		(118,290)	(10,684)

Losses from operation		$(9,153)	$(66,227)

Interest income		1,176	728
Interest expenses		(2,822)	(2,551)
Other income		37,499	26,993
Other expenses		(35,255)	(24,900)

Losses before income taxes		$(8,555)	$(65,957)

Income taxes	9	-	-

Net losses		$(8,555)	$(65,957)

Other comprehensive income:
Foreign currency translation adjustment		39,097	7,164
Comprehensive income (losses)		$30,542	$(58,793)

See accompanying notes to the financial statements

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

STATEMENTS OF STOCKHOLDERS’ EQUITY AND
ACCUMULATED OTHER COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

			Accumulated
			other
	Registered	Accumulated	comprehensive
	capital	losses	income	Total

Introduction of registered capital	$631,991	$-	$-	$631,991
Net losses	-	(65,957)	-	(65,957)
Foreign currency translation adjustment	-	-	7,164	7,164
Balance, December 31, 2006	$631,991	$(65,957)	$7,164	$573,198
Balance, January 1, 2007	$631,991	$(65,957)	$7,164	$573,198
Net losses	-	(8,555)	-	(8,555)
Foreign currency translation adjustment	-	-	39,097	39,097
Balance, December 31, 2007	$631,991	$(74,512)	$46,261	$603,740

See accompanying notes to the financial statements

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006
Cash flows from operating activities
Net losses	$(8,555)	$(65,957)
Depreciation	96,229	14,864
Adjustments to reconcile net losses to net cash provided by operating activities:
Trade receivables	(25,330)	(4,837)
Other receivables	(25,312)	(36,752)
Inventories	40	(143,889)
Advances to suppliers	(183)	-
Accounts payable	79,869	256,818
Other payables	2,591	-
Salary payable	249	4,969
VAT and other taxes payable	13,719	5,144
Net cash provided by operating activities	$133,317	$30,360
Cash flows from investing activities
Purchase of plant and equipment	$(40,072)	$(304,716)
Net cash used in investing activities	$(40,072)	$(304,716)
Cash flows from financing activities
Issuance of capital	$-	$631,991
Net cash provided by financing activities	$-	$631,991
Net cash and cash equivalents sourced	$93,245	$357,635
Effect of foreign currency translation on cash and cash equivalents	28,877	5,788

Cash and cash equivalents–beginning of year	363,423	-
Cash and cash equivalents–end of year	$485,545	$363,423
Supplementary cash flow information:
Interest paid	$2,822	$2,551

See accompanying notes to the financial statements

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

1.        ORGANIZATION AND PRINCIPAL ACTIVITIES

Hulunbeier Huahui Department Store Co., Ltd (the “Company”) was incorporated as a limited company under the laws of Inner Mongolia, China (“PRC”) on October 10, 2006. It is located at #1 East Street, Hailaer District, Hailaer, Inner Mongolia. There are different shopping structures along the street of which the Company is located. The Operating area is approximately 11,000 Square meters. It sells a broad selection of merchandise including groceries, fresh food and non-food items, that can satisfy the “one stop” shopping experiences for local customers.

On October 31, 2008, the Company sold its operating rights and material assets to Daqing Qingkelong Chain Commerce & Trade Co., Ltd. and the Company became dormant. The consideration was RMB 66 million (approximately U.S. $9.659 million). The Company received by two installments: a deposit of RMB 300,000 (approximately U.S. $43,904) received around November 15, 2008 and the remaining balance received on December 5, 2008, the date of the completion of the transfer of the Company’s assets and the relevant registration procedures regarding the change of the ownership with the Bureau of Industry and Commerce.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

(b)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(d)	Inventories

Inventories comprise merchandise purchased for resale and are stated at lower of cost and net realizable value.  Cost of merchandise, representing the purchase cost, is calculated on the weighted average basis.  Net realizable value is the estimated selling price in the ordinary course of business less any applicable selling expenses.

(e)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Shop equipment	5 years
Office equipment	5 years
Motor vehicles	8 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(f)	Maintenance and repairs

The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB).  The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of   preparing the financial statements were as follows:

	2007	2006

Year end RMB : USD exchange rate	7.3141	7.8175
Average year/period ended RMB : USD exchange rate	7.6172	7.8691

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.  In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

(h)           Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of nine months or less to be cash equivalents. The Company maintains its bank account only in the PRC.

(i)	Revenue recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, and the seller’s price to the buyer is fixed or determinable, and collection is reasonably assured. The Company recognises sales revenue net of sales taxes and estimated sales returns at the time it sells merchandise to the customers.

Direct sales are sales to customers at stores and are recognized at the point of sale on gross basis and net of sales taxes and estimated returns when products are delivered and title has passed to the end users. The products generally could be returned by the customers within 30 days after purchased. Estimated sales returns are based on past experience and that are immaterial.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)           Suppliers and consignees

Generally, we have 30 days credit period from our suppliers and consignees.  Income from suppliers and consignees includes fees paid in connection with product promotions, general sponsorships, and savings relating to transportation and early settlement of our accounts.  Consistent with EITF 02-16, product promotions and general sponsorships are classified as a reduction in the cost of inventory. Other income from supplies and consignees, such as savings relating to transportation and early settlement of our accounts have been included as other operating income in our net revenues.  Rebates from suppliers and consignees have been included as a reduction in the cost of inventory as earned and recognized as a reduction in cost of sales when the product is sold.

In connection with sponsorships, expenses were incurred for posters and promotional flyers.  The sponsorship amounts disclosed were net of those expenses.

(k)            Leases

The Company did not have lease which met the criteria of capital lease. Leases which do not qualify as capital lease are classified as operating lease. Operating lease rental payment included in the operating expenses for the years ended December 31, 2007 and 2006 were $157,538 and $25,416, respectively.

(l)           Advertising

The Company expensed all advertising costs as incurred.  Advertising expenses included in the selling expenses for the years ended December 31, 2007 and 2006 were $73,874 and $9,025 respectively, also included in the general and administrative expenses for the years ended December 31, 2007 and 2006 were $4,569 and nil respectively.

(m)           Income taxes

The Company accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize its benefits, or that future realization is uncertain.

The Company is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the enterprise income tax rate is 33% for the years ended December 31, 2007 and 2006. Since the Company has not make profit for 2007 and 2006, no income tax expense is incurred.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n)	Employee benefit plans

The employees of the Company are members of a state-managed retirement benefit plan operated by the government of the PRC.  Each employee is required to contribute 8% of payroll costs, the Company is required to match 20%, to the retirement benefit scheme to fund the benefits. Each employee is required to contribute 1% of payroll costs to the unemployment insurance plan, the Company is required to match 2%. Each employee is required to contribute 2% of the payroll to the health insurance plan, the Company is required to match 6%.  Employee benefits plan in the form of contributions under defined benefit plans to the relevant authorities are charged to the statements of income as incurred. The employee benefit funding included in the operating expenses for the years ended December 31, 2007 and 2006 were $36,528 and $5,523 respectively, and included in the general and administrative expenses for the years ended December 31, 2007 and 2006 were $10,864 and $1,673, respectively.

(o)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within PRC.  Total cash in bank at December 31, 2007 and 2006 amounted to $405,463 and $262,472 respectively, of which no deposits are covered by Federal Depository Insured Commission.  The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

(p)	Statutory reserves

As stipulated by the Company Law of the People’s Republic of China (PRC) as applicable to Chinese companies with foreign ownership, net income after taxation can only be distributed as dividends after appropriation has been made for the following:

(i)	Making up cumulative prior years’ losses, if any;
(ii)
Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital, which is restricted for set off against losses, expansion of production and operation or increase in registered capital; and

(iii)	Allocations to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

(q)	Segment

The Company operates in one business segment of operating retail chain stores in the PRC.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

( r)           Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(s)	Recent accounting pronouncements

In December 2007, the SEC issued Staff Accounting Bulletin No. 110 (“SAB 110”).   SAB 110 permits companies to continue to use the simplified method, under certain circumstances, in estimating the expected term of “plain vanilla” options beyond December 31, 2007.  SAB 110 updates guidance provided in SAB 107 that previously stated that the Staff would not expect a company to use the simplified method for share option grants after December 31, 2007.    Adoption of SAB 110 is not expected to have a material impact on the Company’s financial statements.

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.  SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company does not anticipate that the adoption of this standard will have a material impact on the financial statements.

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 141(R), "Business Combinations”.  SFAS 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, an any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  SFAS 141(R) is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company does not anticipate that the adoption of this standard will have a material impact on the financial statements.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)    Recent accounting pronouncements( Continued)

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities”. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company does not anticipate that the adoption of this standard will have a material impact on the financial statements.

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Application of this FSP is not currently applicable to the Company as the Company does not have any intangible assets.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP. SFAS 162 directs the GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to remove the GAAP hierarchy from the auditing standards. SFAS 162 is not expected to have a material impact on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60 (SFAS 163).  This statement clarifies accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises.  SFAS 163 is effective for fiscal years and interim periods within those years, beginning after December 15, 2008.  Because the Company does not issue financial guarantee insurance contracts, it does not expect the adoption of this standard to have an effect on its financial position or results of operations.

3.        GOING CONCERNS

On October 31, 2008, the Company sold its operating rights and material assets to Daqing Qingkelong Chain Commerce & Trade Co., Ltd. and the Company became dormant. The consideration was RMB 66 million (approximately U.S. $9.659 million). The Company received by two installments: a deposit of RMB 300,000 (approximately U.S. $43,904) received around November 15, 2008 and the remaining balance received on December 5, 2008, the date of the completion of the transfer of the Company’s assets and the relevant registration procedures regarding the change of the ownership with the Bureau of Industry and Commerce.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

4.       OTHER RECEIVABLES

Other receivables are deposits to employees for purchases and disbursements. They are held for local purchases of merchandise, and held by salespersons in shops for day to day operations, especially petty cash. Normally, these deposits will be recognized as costs and expenses within 3 months after the deposits are paid. Other receivables as of December 31, 2007 and 2006 were $65,902 and $36,995, respectively.

5.        INVENTORIES

All inventories are merchandise for resale. Inventories as of December 31, 2007 and 2006 were  $154,766 and $144,839, respectively. No obsolete item was found.

6.        PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment are stated at cost, and depreciated during the useful life. Details of property, plant and equipment are as follows:

	2007	2006
At cost
Shop equipment	$345,676	$293,356
Office equipment	14,292	13,372
Motor vehicles	9,603	-
	$369,571	$306,728
Less: accumulated depreciation	(116,210)	(14,963)
	$253,361	$291,765

Depreciation expense included in the operating expenses for the years ended December 31, 2007 and 2006 were $91,577 and $14,176 respectively, also included in the general and administrative expenses for the years ended December 31, 2007 and 2006 were $4,652 and $688, respectively.

7.        ACCOUNTS PAYABLE

Accounts payable are payables to vendors. The Company has terms of 30 days to pay vendors upon receiving the merchandises. Accounts payable as of December 31, 2007 and 2006 were $359,485 and $258,514, respectively.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

8.        REGISTERED CAPITAL

There were 3 shareholders in the Company as at December 31, 2007 and 2006. The amount of shareholders’ equity for each stockholder was as follows:

	2007	2006

Zengbo Gou	$252,796	$252,796
Jingwei Shang	252,796	252,796
Jiangxing Tan	126,399	126,399
	$631,991	$631,991

9.        INCOME TAXES

The PRC income tax rate was 33% for the years ended December 31, 2007 and 2006. The Company had no income tax liabilities for the years ended December 31, 2007 and 2006.

No deferred tax has been provided as there were no material temporary differences arising during the years ended December 31, 2007 and 2006.

10.      COMMITMENTS AND CONTINGENCIES

The Company has entered into rental agreements expiring through October 31, 2026. Total rental expenses for years ended December 31, 2007 and 2006 amounted to $157,538 and $25,416, respectively.

As at December 31, 2007, the Company’s commitments for minimum lease payments under these leases for the next five years and thereafter are as follows:

Year ended December 31,
2008	$164,067
2009	164,067
2010	164,067
2011	170,903
2012 and thereafter	3,588,957
$4,252,061

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

11.      SEGMENT INFORMATION

The Company is engaged in the operation of its supermarket in Hailaer. All identifiable assets of the Company are located in Hailaer. All revenues are derived from customers in the Hailaer. Accordingly, no analysis of the Company’s sales and assets by geographical market is presented.

For the years ended December 31, 2007 and 2006, the Company’s net revenues from external customers for products and services are as follows:

	2007	2006

Sale of general merchandise	$5,592,226	$651,763
Concessionary income	505,497	66,006
	$6,097,723	$717,769
Other operating income	-	2,508
Total	$6,097,723	$720,277

For the years ended December 31, 2007 and 2006, the Company’s net revenues from external customers for sale of general merchandise and concessionary income by categories of product are as follows:

	2007	2006

Grocery	$1,968,928	$203,505
Fresh food	2,855,139	364,569
Non-food	1,273,656	149,695
Total	$6,097,723	$717,769

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
BALANCE SHEETS
AS AT SEPTEMBER 30, 2008 AND DECEMBER 31, 2007
(Stated in US Dollars)

	Note	September 30, 2008	December 31, 2007
		(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents		$807,876	$485,545
Trade receivables		41,600	31,584
Other receivables	4	86,437	65,902
Advances to suppliers		15,397	191
Inventories	5	213,382	154,766
Total current assets		$1,164,692	$737,988
Property, plant and equipment, net	6	206,049	253,361
TOTAL ASSETS		$1,370,741	$991,349

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	7	$440,907	$359,485
Other payables		85,592	2,699
Salaries payable		17,304	5,604
Other PRC taxes payable		23,797	19,821
Total current liabilities		$567,600	$387,609
TOTAL LIABILITIES		$567,600	$387,609
Commitments and contingencies	10	$-	$-

STOCKHOLDERS’ EQUITY
Registered capital	8	$631,991	$631,991
Retained earnings (accumulated losses)		81,199	(74,512)
Accumulated other comprehensive income		89,951	46,261
		$803,141	$603,740
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$1,370,741	$991,349

See accompanying notes to the financial statements

1

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

		For the nine months ended September 30,
	Note	2008	2007
Net revenues
Direct sales		$6,746,574	$4,402,035
Other operating income		3,381	2,009
	11	$6,749,955	$4,404,044
Cost of inventories sold		(5,683,574)	(3,818,496)
Gross profit		$1,066,381	$585,548
Selling expenses		(746,258)	(492,390)
General and administrative expenses		(118,291)	(83,785)
Income from operation		$201,832	$9,373
Interest income		3,171	793
Interest expenses		(5,190)	(2,768)
Other income		49,658	23,579
Other expenses		(41,856)	(34,915)
Income (losses) before income taxes		$207,615	$(3,938)
Income taxes	9	(51,904)	-
Net income (losses)		$155,711	$(3,938)

See accompanying notes to the financial statements

2

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
STATEMENTS OF STOCKHOLDERS’ EQUITY AND
ACCUMULATED OTHER COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2007 AND
NINE MONTHS ENDED SEPTEMBER 30, 2008
(Stated in US Dollars) (Unaudited)

		Retained	Accumulated
		earnings	other
	Registered	(accumulated	comprehensive
	capital	losses)	income	Total

Balance, January 1, 2007	$631,991	$(65,957)	$7,164	$573,198
Net losses	-	(8,555)	-	(8,555)
Foreign currency translation adjustment	-	-	39,097	39,097
Balance, December 31, 2007	$631,991	$(74,512)	$46,261	$603,740
Balance, January 1, 2008	$631,991	$(74,512)	$46,261	$603,740
Net income	-	155,711	-	155,711
Foreign currency translation adjustment	-	-	43,690	43,690
Balance, September 30, 2008	$631,991	$81,199	$89,951	$803,141

See accompanying notes to the financial statements

3

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.

STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

	For the nine months ended September 30,
	2008	2007
Cash flows from operating activities
Net income	$155,711	$(3,938)
Depreciation	84,206	70,765
Adjustments to reconcile net income to net
cash provided by operating activities:
Trade receivables	(7,739)	4,959
Other receivables	(15,791)	(25,085)
Inventories and consumables	(47,262)	(263,770)
Advances to suppliers	(14,882)	(60,648)
Accounts payable	56,173	185,580
Other payables	81,013	-
Salaries payable	11,092	8,934
VAT and other PRC taxes payable	2,594	7,864
Net cash provided by (used) in operating activities	$305,115	$(75,339)
Cash flows from investing activities
Purchase of plant and equipment	$(21,249)	$(39,766)
Net cash used in investing activities	$(21,249)	$(39,766)
Net cash provided by financing activities	$-	$-
Net cash and cash equivalents sourced (used)	$283,866	$(115,105)
Effect of foreign currency translation on cash
and cash equivalents	38,465	12,076
Cash and cash equivalents–beginning of period	485,545	363,423
Cash and cash equivalents–end of period	$807,876	$260,394

Supplementary cash flow information:
Interest paid	$5,190	$2,768
Tax paid	51,904	-

See accompanying notes to the financial statements

4

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Hulunbeier Huahui Department Store Co., Ltd (the “Company”) was incorporated as a limited company under the laws of Inner Mongolia, China (“PRC”) on October 10, 2006. It is located at #1 East Street, Hailaer District, Hailaer, Inner Mongolia. There are different shopping structures along the street of which the Company is located. The Operating area is approximately 11,000 Square meters. It sells a broad selection of merchandise including groceries, fresh food and non-food items, that can satisfy the “one stop” shopping experiences for local customers.

On October 31, 2008, the Company sold its operating rights and material assets to Daqing Qingkelong Chain Commerce & Trade Co., Ltd. and the Company became dormant. The consideration was RMB 66 million (approximately U.S. $9.659 million). The Company received by two installments: a deposit of RMB 300,000 (approximately U.S. $43,904) received around November 15, 2008 and the remaining balance received on December 5, 2008, the date of the completion of the transfer of the Company’s assets and the relevant registration procedures regarding the change of the ownership with the Bureau of Industry and Commerce.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)           Method of accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

The interim results of operations are not necessarily indicative of the results to be expected for the fiscal period ending September 30, 2008. The Company’s balance sheet as of December 31, 2007 has been taken from the Company’s balance sheet as of the date. All other financial statements contained herein are unaudited and, in the opinion of management, contain all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of financial position, results of operations and cash flows for the period presented.

(b)           Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

5

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)           Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(d)           Inventories

Inventories comprise merchandise purchased for resale and are stated at lower of cost and net realizable value.  Cost of merchandise, representing the purchase cost, is calculated on the weighted average basis.  Net realizable value is the estimated selling price in the ordinary course of business less any applicable selling expenses.

(e)           Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Shop equipment	5 years
Office equipment	5 years
Motor vehicles	8 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(f)           Maintenance and repairs

The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

6

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g)           Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB).  The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of   preparing the financial statements were as follows:

	September 30, 2008	December 31, 2007	September 30, 2007
Twelve months ended
RMB : USD exchange rate	-	7.3141	-
Nine months ended
RMB : USD exchange rate	6.8551	-	7.5176
Average nine months ended
RMB : USD exchange rate	6.9988	-	7.6758

 The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.  In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

(h)           Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of nine months or less to be cash equivalents. The Company maintains its bank account only in the PRC.

(i)           Revenue recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, and the seller’s price to the buyer is fixed or determinable, and collection is reasonably assured. The Company recognises sales revenue net of sales taxes and estimated sales returns at the time it sells merchandise to the customers.

Direct sales are sales to customers at stores and are recognized at the point of sale on gross basis and net of sales taxes and estimated returns when products are delivered and title has passed to the end users. The products generally could be returned by the customers within 30 days after purchased. Estimated sales returns are based on past experience and that are immaterial.

7

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)           Suppliers and consignees

Generally, we have 30 days credit period from our suppliers and consignees.  Income from suppliers and consignees includes fees paid in connection with product promotions, general sponsorships, and savings relating to transportation and early settlement of our accounts.  Consistent with EITF 02-16, product promotions and general sponsorships are classified as a reduction in the cost of inventory. Other income from supplies and consignees, such as savings relating to transportation and early settlement of our accounts have been included as other operating income in our net revenues.  Rebates from suppliers and consignees have been included as a reduction in the cost of inventory as earned and recognized as a reduction in cost of sales when the product is sold.

In connection with sponsorships, expenses were incurred for posters and promotional flyers.  The sponsorship amounts disclosed  were net of those expenses.

 (k)           Leases

The Company did not have lease which met the criteria of capital lease. Leases which do not qualify as capital lease are classified as operating lease. Operating lease rental payment included in the operating expenses for the nine months ended September 30, 2008 and 2007 were $134,522 and $117,252, respectively.

 (l)           Advertising

The Company expensed all advertising costs as incurred.  Advertising expenses included in the selling expenses for the nine months ended September 30, 2008 and 2007 were $108,737 and $55,712 respectively, also included in the general and administrative expenses for the nine months ended September 30, 2008 and 2007 were nil and $2,606, respectively.

(m)           Income taxes

The Company accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

The Company is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the enterprise income tax rate were 25% and 33% for the nine months ended September 30, 2008 and 2007, respectively. Income tax for the nine months ended September 30, 2008 and 2007 were $51,904 and nil, respectively.

8

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n）    Employee benefit plans

The employees of the Company are members of a state-managed retirement benefit plan operated by the government of the PRC.  Each employee is required to contribute 8% of payroll costs, the Company is required to match 20%, to the retirement benefit scheme to fund the benefits. Each employee is required to contribute 1% of payroll costs to the unemployment insurance plan, the Company is required to match 2%. Each employee is required to contribute 2% of the payroll to the health insurance plan, the Company is required to match 6%.  Employee benefits plan in the form of contributions under defined benefit plans to the relevant authorities are charged to the statements of income as incurred. The employee benefit funding included in the operating expenses for the nine months ended September 30, 2008 and 2007 were $32,287 and $27,172 respectively, and included in the general and administrative expenses for the nine months ended September 30, 2008 and 2007 were $10,029 and $8,080 respectively.

(o)        Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within PRC.  Total cash in bank at September 30, 2008 and December 31, 2007 amounted to $778,097 and $405,463 respectively, of which no deposits are covered by Federal Depository Insured Commission.  The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

(p)           Statutory reserves

As stipulated by the Company Law of the People’s Republic of China (PRC) as applicable to Chinese companies with foreign ownership, net income after taxation can only be distributed as dividends after appropriation has been made for the following:

(i)	Making up cumulative prior years’ losses, if any;
(ii)
Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital, which is restricted for set off against losses, expansion of production and operation or increase in registered capital; and

(iii)	Allocations to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

(q)       Segment

The Company operates in one business segment of operating retail chain stores in the PRC.

9

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(r )           Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(s )           Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities”. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company is currently evaluating the impact of SFAS 161 on its financial statements but does not expect it to have a material effect.

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Application of this FSP is not currently applicable to the Company as the Company’s does not have any intangible assets.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP. SFAS 162 directs the GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to remove the GAAP hierarchy from the auditing standards. SFAS 162 is not expected to have a material impact on the Company’s financial statements.

10

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)       Recent accounting pronouncements (Continued)

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60 (SFAS 163).  This statement clarifies accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises.  SFAS 163 is effective for fiscal years and interim periods within those years, beginning after December 15, 2008.  Because the Company does not issue financial guarantee insurance contracts, it does not expect the adoption of this standard to have an effect on its financial position or results of operations.

3.	GOING CONCERNS

On October 31, 2008, the Company sold its operating rights and material assets to Daqing Qingkelong Chain Commerce & Trade Co., Ltd. and the Company became dormant. The consideration was RMB 66 million (approximately U.S. $9.659 million). The Company received by two installments: a deposit of RMB 300,000 (approximately U.S. $43,904) received around November 15, 2008 and the remaining balance received on December 5, 2008, the date of the completion of the transfer of the Company’s assets and the relevant registration procedures regarding the change of the ownership with the Bureau of Industry and Commerce.

4.	OTHER RECEIVABLES

Other receivables are deposits to employees for purchases and disbursements.  They are held for local purchases of merchandise, and held by salespersons in shops for day to day operations, especially petty cash. Normally, these deposits will be recognized as costs and expenses within 3 months after the deposits are paid. Other receivables as of September 30, 2008 and December 31, 2007 were $86,437 and $65,902, respectively.

5.	INVENTORIES

All inventories are merchandise for resale. Inventories as of September 30, 2008 and December 31, 2007 were $213,382 and $154,766, respectively. No obsolete item was found.

11

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

6.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment are stated at cost, and depreciated during the useful life. Details of property, plant and equipment are as follows:

	September 30, 2008	December 31, 2007
At cost
Shop equipment	$390,517	$345,676
Office equipment	15,249	14,292
Motor vehicles	10,245	9,603
	$416,011	$369,571
Less: accumulated depreciation	(209,962)	(116,210)
	$206,049	$253,361

Depreciation expense included in the operating expenses for the nine months ended September 30, 2008 and 2007 were $79,782 and $67,492 respectively, also included in the general and administrative expenses for the nine months ended September 30, 2008 and 2007 were $4,424 and $3,273 respectively.

7.	ACCOUNTS PAYABLES

Accounts payable are payables to vendors. The Company has terms of 30 days to pay vendors upon receiving the merchandises. Accounts payable as of September 30, 2008 and December 31, 2007 were $440,907 and $359,485, respectively.

8.	REGISTERED CAPITAL

There were 3 shareholders in the Company as of September 30, 2008 and December 31, 2007. The amount of shareholders’ equity for each stockholder was as follows:

	September 30, 2008	December 31, 2007

Zengbo Gou	$252,796	$252,796
Jingwei Shang	252,796	252,796
Jiangxing Tan	126,399	126,399
	$631,991	$631,991

12

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

9.	INCOME TAXES

The PRC income tax rate was 25% and 33% for the nine months ended September 30 and 2007 respectively. The Company’s income tax for the nine months ended September 30, 2008 and 2007 were $51,904 and nil, respectively.

No deferred tax has been provided as there are no temporary differences arising during the nine months ended September 30, 2008 and 2007.

10.	COMMITMENTS AND CONTINGENCIES

The Company has entered into a rental agreement expiring through October 31, 2026. Total rental expenses for the nine months ended September 30, 2008 and 2007 amounted to $134,522 and $117,252, respectively.

As at September 30, 2008, the Company’s commitments for minimum lease payments under these leases for the next five years and thereafter were as follows:

For the nine months ended September 30,
2009	$175,052
2010	175,052
2011	175,052
2012	215,168
2013 and thereafter	3,665,155
Total	$4,405,479

11.	SEGMENT INFORMATION

The Company is engaged in the operation of its supermarket in Hailaer. All identifiable assets of the Company are located in Hailaer. All revenues are derived from customers in the Hailaer. Accordingly, no analysis of the Company’s sales and assets by geographical market is presented.

For the nine months ended September 30, 2008 and 2007, the Company’s net revenues from external customers for products and services were as follows:

	2008	2007

Sale of general merchandise	$5,414,582	$4,048,100
Concessionary income	1,331,992	353,935
	$6,746,574	$4,402,035
Other operating income	3,381	2,009
Total	$6,749,955	$4,404,044

13

HULUNBEIER HUAHUI DEPARTMENT STORE CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Stated in US Dollars) (Unaudited)

11.	SEGMENT INFORMATION (Continued)

For the nine months ended September 30, 2008 and 2007, the Company’s net revenues from external customers for sale of general merchandise and concessionary income by categories of product were as follows:

	2008	2007

Grocery	$2,228,641	$1,445,491
Fresh food	3,008,190	2,032,567
Non-food	1,509,743	923,977
Total	$6,746,574	$4,402,035

14